Exhibit No. 99

--------------------------------------------------------------------------------
                           WFMBS MORTGAGE LOAN POOL
               20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                        RELO & NON-RELOCATION MORTGAGES
                             WFMBS SERIES 2004-AA
                           POOL PROFILE (10/20/2004)

--------------------------------------------------------------------------------

                                       ------------------    ------------------
                                            7/1 POOL             Tolerance
                                       ------------------    ------------------
AGGREGATE PRINCIPAL BALANCE                 $400,000,000            (+/- 7.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Nov-04                   N/A
INTEREST RATE RANGE                      3.125% - 6.250%                   N/A
GROSS WAC                                         5.304%         (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE                     25.0bps
MASTER SERVICING FEE                             1.0 bps on Securitization only
WAM (in months)                                      359         (+/- 2 months)

WALTV                                                69%          (maximum +5%)

CALIFORNIA PERCENT                                   41%          (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                       1%         (maximum  +2%)

AVERAGE LOAN BALANCE                            $445,873     (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE               $2,500,000   (maximum $2,500,000)

CASH OUT REFINANCE PERCENT                           10%         (maximum  +5%)

PRIMARY RESIDENCE PERCENT                            95%          (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                       88%          (minimum -5%)

FULL DOCUMENTATION PERCENT                           64%          (minimum -5%)

WA FICO                                              741           (minimum -5)

UNINSURED > 80% LTV PERCENT                           0%          (maximum +3%)

RELOCATION PERCENT                                 10.9%          (minimum -2%)

GROSS MARGIN                                      2.750%          (+ / - 5 bps)

GROSS LIFECAP                                    10.304%         (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                                83       (+ / - 3 months)

INTEREST ONLY PERCENT                                69%         (maximum  +5%)


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                                                RELO & NON-RELOCATION MORTGAGES
                                                     WFMBS SERIES 2004-AA
                                                      PRICING INFORMATION
                                                   POOL PROFILE (10/20/2004)
----------------------------------------------------------------------------------------------------------------------------------
COLLATERAL                            All Mortgage Loans will Index off the One Year CMT.
                                None of the Mortgage Loans have a convertibility feature.
        Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                           Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                        TBD by Wells Fargo

PASS THRU RATE                                         Net WAC or Ratio Stripped/Variable


AAA STRUCTURE DUE DATE                                                           2-Nov-04                    9:00 AM
 Structures received or changes to structures past the due date will incur a $10,000 fee.
PRICING DATE

SETTLEMENT DATE                                                                 22-Nov-04

ASSUMED SUB LEVELS                                       AGG Assumed Level
Levels and Rating Agencies for                    AAA          3.00%
2004-AA to be determined by                        AA          1.75%
Wells Fargo.                                        A          1.00%
These levels are for bid purposes only.           BBB          0.70%
They are not a trade stipulation.                  BB          0.40%
Any change in actual levels will not result         B          0.15%
in price changes.
If WF allows U/W to select Rating Agencies,           Note:  AAA Class will be rated by two of the following: Moody's, S&P, Fitch,
there may be additional fees incurred.                Dominion.
                                                      AA through B Classes will be rated by one of the following: Moody's, S&P,
                                                      Fitch, Dominion.
                                                      Additional tranche ratings will be paid for by the sub underwriter.

NOTE:  Please note the following specifics of the 2004-AA structure:
Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
---------------------------------------------------------------------------------------



WFMBS CONTACTS                                        Brad Davis (301) 846-8009
                                                      Gretchen Leff (301) 846-8356
                                                      Mike Miller (301) 815-6397




----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                 WFASC Denomination Policy
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     Minimum
                                                                                  Denomination      Physical      Book Entry
Type and Description of Certificates                                                 (1)(4)       Certificates   Certificates
-------------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                 $25,000        Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000        Allowed         Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000        Allowed         Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                           (2)          Allowed         Allowed

Residual Certificates                                                                  (3)          Required      Not Allowed

All other types of Class A Certificates                                                (5)            (5)             (5)



Class B (Investment Grade)                                                          $100,000        Allowed         Allowed

Class B (Non-Investment Grade)                                                      $250,000        Required      Not Allowed
-------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.